UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

Virgin Mobile USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33735	20-8826316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)

(908) 607-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited Combined Financial Statements of Helio, Inc. and Helio LLC as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The unaudited Combined Financial Statements of Helio, Inc. and Helio LLC as of and for the six months ended June 30, 2008 and 2007 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

The required pro forma financial information is contained in Exhibit 99.3 to this report, which is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Combined Financial Statements of Helio, Inc. and Helio LLC as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005

99.2	Combined Financial Statements of Helio, Inc. and Helio LLC as of June 30, 2008 and for the six months ended June 30, 2008 and 2007

99.3	Pro forma financial information relating to the acquisition of Helio LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virgin Mobile USA, Inc.

Date: November 7, 2008	/s/ Peter Lurie
	Name:	Peter Lurie
	Title:	General Counsel